Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2024
Property and equipment, net
Schedule of Property and Equipment

	As of December 31,
	2023	2024
	RMB	RMB	US$
Computer equipment and servers	5,491	5,559	762
Office furniture and equipment	4,242	4,067	556
Leasehold improvements	4,211	2,388	327
Construction in progress	85	—	—
Less: Accumulated depreciation and impairment	(12,596)	(7,441)	(1,019)
Total property and equipment, net	1,433	4,573	626